UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

April 11, 2006

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)
Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)
Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

America West Airlines, Inc.
(Commission file number: 0-12337)
(Exact Name of Registrant as specified in its charter)
Delaware	86-0418245
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

4000 East Sky Harbor Blvd., Phoenix, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities

On March 24, 2006, America West Holdings Corporation gave notice to the holders of its 7.5% convertible senior notes that it was redeeming the notes in full, at a redemption price of 102.50% of the principal amount of the notes, as required under the terms of the indenture, plus accrued and unpaid interest up to, but not including, the date of redemption. The redemption price, plus the relevant interest, was $1,052.50 per $1,000 principal amount of the notes, and the redemption date was April 13, 2006. Holders had the right, at any time at or prior to the close of business on April 11, 2006, the date that was two business days prior to the redemption date, to convert the notes into shares of the common stock of US Airways Group at a price of $29.09 per share, or 34.376 shares per $1,000 principal amount. Holders who converted also received interest up to the date of conversion. As of April 11, 2006, a total of $112,298,017 in principal amount of the notes was converted into shares of common stock, resulting in the issuance of 3,860,358 shares of common stock. The issuance of US Airways Group common stock to the holders of the notes was made pursuant to the exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended.

On April 17, 2006, US Airways Group issued a press release announcing the results of the redemption. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(c)   Exhibits
Exhibit Number	Description
99.1	Press release dated April 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
US Airways Group, Inc. (REGISTRANT)
Date: April 17, 2006	By: /s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer
US Airways, Inc. (REGISTRANT)
Date: April 17, 2006	By: /s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer
America West Airlines, Inc. (REGISTRANT)
Date: April 17, 2006	By: /s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated April 17, 2006.